                SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT



                  THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") is made and entered into this 24th day of March, 1997, by and between BLUEGREEN CORPORATION, f/k/a PATTEN CORPORATION, a Massachusetts corporation, with its chief executive office located at 5295 Town Center Road, Suite 400, Boca Raton, Florida 33486 ("Bluegreen") , BLUEGREEN CORPORATION OF THE ROCKIES, f/k/a PATTEN CORPORATION WEST, a Delaware corporation, with its chief executive office located at 5295 Town Center Road, Suite 400, Boca Raton, Florida 33486 ("Bluegreen/Rockies") and FOOTHILL CAPITAL CORPORATION, a California corporation, with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333 ("Foothill"), and is made with reference to the following facts:

                              W I T N E S S E T H:

                  WHEREAS, on or about October 29, 1993, Foothill and Bluegreen entered into that certain Loan and Security Agreement which provided for borrowings from time to time by Bluegreen and pledges of various security interests to secure the repayments of such borrowings, all on the terms and conditions set forth therein; and

WHEREAS, on or about December 23, 1993, Bluegreen and Foothill entered into that certain First Amendment to Loan Agreement; and

WHEREAS, on or about February 16, 1995, Bluegreen and Foothill entered into that certain Amendment. No. Two to the Loan and Security Agreement: Patten Corporation; and

WHEREAS, on or about March 28, 1995, Bluegreen and Foothill entered into that certain Amendment No. Three to the Loan and Security Agreement: Patten Corporation; and

WHEREAS, on or about June 15, 1995, Bluegreen and Foothill entered into that certain Amendment No. Four to the Loan and Security Agreement: Patten Corporation ("Fourth Amendment"); and

WHEREAS, on or about June 26, 1995 Bluegreen, Bluegreen/Rockies and Foothill entered into that certain Fourth [sic] Amendment to Loan and Security Agreement ("Fifth Amendment"); and

WHEREAS, on or about March 8, 1996 Bluegreen, Bluegreen/Rockies and Foothill entered into that certain Sixth Amendment to Loan and Security Agreement ("Sixth Amendment"; The Loan Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and the Sixth Amendment is hereafter referred to as the "Loan Agreement"); and

WHEREAS,  Bluegreen,  Bluegreen/Rockies,  and Foothill  desire to amend the Loan
     Agreement on the terms and conditions specifically set forth herein,

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. The definition of "Loan Documents" in Section 1.1 of the Loan Agreement is deleted in its entirety and the following substituted in its place and stead:
"Loan Documents" means this Agreement, the Pledge Agreement, the Lock Box Agreements, the Mortgages, the Term Note, the C-Term Note, any other note or notes executed by Borrower and payable to Foothill, and any other agreement entered into in connection with this Agreement."

2. The definition of "Note Mortgages" in Section 1.1 of the Loan

Agreement is deleted in its entirety and the following substituted in its place and stead:

     "Note Mortgage(s)" means those certain deeds of trust, mortgages or security interests encumbering certain real property, which serves as collateral for the repayment of the Pledged A Notes, the Pledged B Notes, and the Pledged C Notes."

3. The definition of "Obligations" in Section 1.1 of the Loan Agreement is deleted in its entirety and the following substituted in its place and stead:

     "Obligations" means all loans, advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), premiums, liabilities (including all amounts charged to Borrower's loan account pursuant to any agreement authorizing Foothill to charge Borrower's loan account), obligations, fees (including Early Termination

     Premiums), lease payments guaranties, covenants, and duties owing by Borrower to Foothill of any kind and description (whether pursuant to or evidenced by the Loan Documents, by any note or other instrument (including the Term Note and the Term-C Note), or pursuant to any other agreement between Foothill and Borrower, and irrespective of whether for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Foothill Expenses that Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise."

 4.       The definition of "Pledged Notes (s)" in Section 1.1 of the Loan

     Agreement is deleted in its entirety and the following substituted in its place and stead: "Pledged Note(s)" means collectively the Pledged A Notes, the Pledged B Notes, and the Pledged C Notes."


 5. A new definition is added to Section 1.1 of the Loan Agreement as follows:

     "Pledged C Notes" means all of the notes and other evidences of indebtedness, along with all security securing the repayment of same (including the Mortgages), which are more particularly described in Schedule PN-C attached hereto and incorporated by reference hereby."

6. A new definition is added to Section 1.1 of the Loan agreement as follows:

     "Term-C Note" has the meaning set forth in Section 2.3 hereof."

7. Section 2.3 of the Loan Agreement is deleted in its entirety and the following substituted in its place and instead:

     2.3 Term Loan. Foothill has agreed to make:

                           (a) a term loan to Borrower in the original principal amount of Eight Hundred Fifty Thousand Three Hundred Eleven Dollars and Thirty-eight Cents ($850,311.38) Dollars, to be evidenced by and repayable in accordance with the terms and conditions of a promissory note (the "Term Note"), of even date herewith, executed by Borrower in favor of Foothill. All amounts evidenced by the Term Note shall constitute Obligations; and

                           (b) a term loan to Borrower in the original principal amount of Seven Hundred and Forty-One Thousand Dollars ($741,000), to be evidenced by and repayable in accordance with the terms and conditions of a promissory note (the "Term-C Note"), of even date herewith, executed by Borrower in favor of Foothill. All amounts evidenced by the Term Note shall constitute obligations."

8. Section 2.4 (f) of the Loan Agreement is deleted in its entirety and the following substituted in its place and stead:

     "In no event shall the interest rate or rates payable under this Agreement,, the Term Note, or the Term-C Note, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable, Borrower and Foothill, in executing this Agreement, the Term Note, and the Term-C Note intend to legally agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein or in the Term-C Note or the Term Note to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto as of the date of this Agreement, the Term-C Note, and the Term Note, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess."

9.       A new Section 2.4 (g) shall be added to the Loan Agreement as follows:

     "(g) Principal Reductions on the Term-C Note. In addition to the interest payable on the Term-C Note, in accordance with the terms hereof, Borrower shall reduce the outstanding principal balance on the Term-C Note in accordance with the schedule set forth on Schedule 2.4(g) (1) attached hereto and incorporated by reference hereby. Should Borrower and Foothill agree to extend the Maturity Date on or before June 30, 1997, the reduction schedule for the outstanding principal balances shall be adjusted accordingly. Thus, by way of example, if the Maturity Date is extended by five (5) years, Schedule 2.4(g)(1) would be amended to reflect the figured set forth on Schedule 2.4(g) (2) attached hereto and incorporated by reference hereby."

10. There are added new Sections 4.6 (vi) and 4.6 (vii) of the Loan Agreement as follows:

     (vi) with respect to payment received on the Pledged C Notes, to payment of interest on the Term-C Note set forth in Section 2.3 hereof, then, the balance, if any, to;

     (vii) the Pledged C Notes, I.-o payment of principal on the Term-C Note set forth in Section 2.3 hereof, then, the balance if any to pay off other obligations in the manner decided by Foothill."

11.      There shall be added a new Section 6.15 which reads as follows:

     6.15 Within thirty (30) days of the funding of the Term-C Note, Borrower shall deliver to Foothill the following:

                           (a) Conformed copies of the recorded assignments of the Note Mortgages for the Pledged C Notes, which such assignments assign the beneficial or mortgagee's interest in such Note Mortgages to Foothill;

                           (b) A conformed copy of that certain Mortgage, Assignment of Rents, Security Agreement and Fixture Filing encumbering that certain real property owned by Bluegreen and which is the subject of that certain Land Sale Contract dated as of September 18, 1995 entered into between Bluegreen and Patrick Guarglia and Deborah Roche ("NY Mortgage");

                           (c) A 1970 ALTA form Lenders policy of title insurance, in form and substance satisfactory to Foothill, insuring the lien of the NY Mortgage; and

                           (d) the original policies of title insurance insuring the Note Mortgages for the Pledged C Notes set forth on Schedule PN-C2, along with a CLTA form 104.4 endorsement, in form and substance satisfactory to Foothill."

                  12. In accordance with Section 7,5 of the Loan Agreement, Foothill consents for one time only to the name change of Patten Corporation West to BLUEGREEN CORPORATION OF THE ROCKIES,

                  13. Except as expressly modified herein, the Loan Agreement remains in full force and effect and is reaffirmed by the parties hereto.
This agreement may be executed in counterparts, and by telefacsimile signature. The delivery by either party of a telefacsimile signature on any counterpart shall fully bind such signatory, to the same extent as if an original signature were delivered.

                                                     "Bluegreen"


                                                   BLUEGREEN CORPORATION
                                                   f/k/a PATTEN CORPORATION,
                                                   a Massachusetts corporation


                                                   By


                                                   "Bluegreen/Rockies"

                                                   BLUEGREEN CORPORATION OF THE
                                                   ROCKIES,
                                                   a Delaware corporation

                                                   By


                                                   "Foothill:

                                                   FOOTHILL CAPITAL CORPORATION,
                                                   a California corporation


                                                   By
                                                   Ben Silver

NOTICE TO BORROWER:
THIS DOCUMENT CONTAINS PROVISIONS FOR INTEREST RATE AND PAYMENT AMOUNT
ADJUSTMENTS

                             SECURED PROMISSORY NOTE

$741,000,00                                                      March 24, 1997


1. FOR VALUE RECEIVED, the undersigned BLUEGREEN CORPORATION, f/k/a PATTEN CORPORATION, a Massachusetts corporation, with its chief executive office located at 5295 Town Center Road, Suite 400, Boca Raton, Florida 33489 "Bluegreen") and BLUEGREEN CORPORATION OF THE ROCKIES, f/k/a PATTEN CORPORATION WEST, a Delaware corporation, with its chief executive office located at 5295 Town Center Road, Suite 400, Boca Raton, Florida 33486 ("Bluegreen/Rockies": Bluegreen and Bluegreen/Rockies are sometimes hereinafter jointly and severally referred to as "Maker") hereby promise to pay to the order of FOOTHILL CAPITAL CORPORATION, a California corporation (hereinafter "Lender"),, as hereinafter provided, in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of SEVEN HUNDRED FORTY-ONE THOUSAND DOLLARS ($741,000.00) (the "principal sum') together with interest thereon from the date advanced until paid, in accordance with the provisions of that certain Loan and Security Agreement dated October 29, 1993 entered into between Maker and Lender, as amended by those certain Seven (7) amendments thereto ("Loan Agreement").

2. The principal sum, interest rate, and default rate of interest shall be due and payable in accordance with the terms of the Loan Agreement.

3. In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, or otherwise shall the amount paid or agreed to he paid to Lender for the use,, forbearance, or detention of the money advanced or to be advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto. If any amount is received in excess of such highest lawful rate, such amount shall be applied by Lender in reduction of the principal sum.

4. Maker, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption under the homestead exemption laws, if any, or any other exemption or insolvency laws, and consents that Lender may release or surrender, exchange or substitute any real estate and/or personal property or other collateral security now held or which may hereafter be held as security for the payment of this Note, and may extend the time.

     for payment or otherwise modify the terms of the payment of any part or the whole of the debt evidenced hereby.

5. This Note is secured by, inter alia, the Loan Agreement and the other documents and Collateral set forth therein ("Security Documents") . All of the terms, covenants, and conditions of the Security Documents and all other instruments evidencing and/or securing the indebtedness evidenced by this Note are hereby made a part of this Note and are deemed incorporated herein in full. Any default in any of the conditions, covenants, obligations, or agreements contained in this Note, the Security Documents or any other instruments securing and/or evidencing the indebtedness evidenced by this Note shall constitute a default under this Note and shall entitle Lender to accelerate the entire indebtedness evidenced by this Note and take such other action as may be provided for in the Security Documents,

6. Maker agrees to pay all charges incident to, arising out of or in connection with the preparation, execution, delivery and enforcement of this Note, including, without limitation, all attorneys' fees and disbursements incurred by Lender, whether incurred prior to litigation, or in litigation at trial, arbitration or on appeal and all expenses, including, without limitation, attorneys' fees and disbursements incident to the enforcement of payment of this Note, by any action or participation in, or in connection with, a case or proceeding under Chapters 7 or 11 of the Bankruptcy Code or any successor statute thereto.

7.   THE  VALIDITY OF THIS  AGREEMENT,  ITS  CONSTRUCTION,  INTERPRETATION,  AND
     ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER
     JURISDICTION  OVER THE  MATTER IN  CONTROVERSY.  EACH OF MAKER  AND  LENDER
     WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION, MAKER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. MAKER AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION A COPY OF THE AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8. This Note and the indebtedness evidenced hereby shall be governed by the laws of the state of California.

9. This Note may be executed and delivered by telefacsimile signature. The delivery by Maker of a telefacsimile signature on a copy of this Note shall fully hind each signatory, to the same extent as if an original signature were delivered.

     IN WITNESS WHEREOF, Maker has executed and delivered this Note on the day and year first above written,
                                                      "MAKER"

                                                 "Bluegreen"
                                                 BLUEGREEN CORPORATION,
                                                 f/k/a PATTEN CORPORATION,
                                                 a Massachusetts corporation


                                                 By


                                                 "Bluegreen/Rockies"
                                                 BLUEGREEN CORPORATION OF THE
                                                 ROCKIES,
                                                 a Delaware corporation


                                                 By